EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Fresh Medical Laboratories, Inc. (the “Company”) for the three months ended September 30, 2014, as filed with the Securities and Exchange Commission (the “Report”), I, Steven C. Eror, President and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 14, 2014	/s/ Steven C. Eror
Steven C. Eror Chief Financial Officer (Principal Financial Officer)